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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 10, 2003

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


              TEXAS                        0-20750                   74-2175590
   (State or other jurisdiction     (Commission file number)        (IRS employer
         of incorporation)                                        identification no.)


                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS.

      On April 15, 2003, Sterling Bancshares, Inc. ("Sterling Bancshares") issued a press release announcing that its indirect, wholly owned subsidiary, Sterling Bank, had completed a private placement of $50 million of subordinated unsecured notes. The subordinated notes issued by Sterling Bank bear interest at a fixed rate of 7.375% and mature over a ten year period ending April 15, 2013, with semi-annual interest payments. The subordinated notes are not convertible or redeemable. A copy of Sterling Bancshares' press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to the exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number      Description of Exhibit
-------     ----------------------
  4.1       Fiscal and Paying Agency Agreement dated April 10, 2003 between
            Sterling Bank and Deutsche Bank Trust Company Americas.

  4.2       Form of Global Certificate representing Sterling Bank's 7.375%
            Subordinated Notes due 2013.

 10.1       Purchase Agreement dated April 3, 2003 among Sterling Bank,
            Lehman Brothers Inc. and Keefe, Bruyette & Woods, Inc.

 99.1       Press Release dated April 15, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 15, 2003.                 STERLING BANCSHARES, INC.


                                        By:     /s/ Stephen C. Raffaele
                                           -------------------------------------
                                                Stephen C. Raffaele
                                                Executive Vice President and
                                                Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibit
-------     ----------------------
  4.1       Fiscal and Paying Agency Agreement dated April 10, 2003 between
            Sterling Bank and Deutsche Bank Trust Company Americas.

  4.2       Form of Global Certificate representing Sterling Bank's 7.375%
            Subordinated Notes due 2013.

 10.1       Purchase Agreement dated April 3, 2003 among Sterling Bank,
            Lehman Brothers Inc. and Keefe, Bruyette & Woods, Inc.

 99.1       Press Release dated April 15, 2003.